UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2005

Date of Report (Date of earliest event reported)

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

6584 Poplar Avenue, Suite 300

Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On August 22, 2005, Mid-America Apartment Communities, Inc. (the "Company") and John F. Flournoy (the "Selling Shareholder"), a director and shareholder of the Company, entered into an underwriting agreement (the "Agreement") pursuant to which the Selling Shareholder agreed to sell to Morgan Keegan & Company, Inc. 300,000 shares of Common Stock, par value $.01 per share, of the Company owned by the Selling Shareholder (the "Shares") pursuant to a registration statement on Form S-3 (Registration No. 333-82526), including a base prospectus dated February 27, 2002 pursuant to which the Company registered with the Securities and Exchange Commission the Shares for resale by the Selling Shareholder.

A copy of the Agreement is set forth on Exhibit 1.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit

Number	Description
--------	------------------------------------
1.1	Underwriting Agreement dated August 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: August 23, 2005	/s/Simon R.C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)